PURCHASE AGREEMENT

THIS AGREEMENT made as of the 25th day of May, 2007

B E T W E E N:

NESRACORP INC.

(hereinafter called the “Vendor”)

OF THE FIRST PART
- and -

NATURAL NUTRITION, INC.

(hereinafter called the “Purchaser”)

OF THE SECOND PART

(the Vendor and Purchaser hereinafter called the “Parties”)

RECITALS:

A.
Interactive Nutrition International Inc. (“INII”) is indebted to the Vendor for an outstanding amount of principal (the “Principal”) and interest accrued thereon (the “Interest”) (the Principal and the Interest together the “Indebtedness”) pursuant to a promissory note made March 31, 2004;

B.	The total amount of the Indebtedness is not less than that described in Schedule “A” to the Assignment (as hereinafter defined);

C.	The Vendor is the holder of a general security agreement and share pledge granted concurrently by INII and its shareholder in connection with the Indebtedness (collectively the “Security”);

D.	Natural Nutrition, Inc. owns all of the issued and outstanding shares of INII; and

E.	The Vendor has agreed to assign to the Purchaser all of the right, title, benefit and interest of the Vendor in and to the Indebtedness and Security as hereinafter provided.

NOW THEREFORE THIS PURCHASE AGREEMENT (the “Agreement”) WITNESS that in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Vendor hereby covenant and agree as follows:

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ARTICLE 1 - INTERPRETATION

1.1    DEFINITIONS

(a)	“Assignment” means the assignment and conveyance of the Purchased Assets in the form set out in Schedule 1.1(a).

(b)	“Business Day” means any day except Saturday, Sunday or any day on which banks are generally not open for business in the City of Ottawa, Ontario.

(c)	“Closing” means the completion of the purchase and sale transaction contemplated herein.

(d)	“Closing Date” means the date of this Agreement.

(e)	“Closing Time” means 1:00 p.m on the Closing Date.

(f)
“Distribution Agreement” means a Distribution Agreement dated September 4, 1996 made between the Vendor, INII, Body Plus Nutritional Products Inc., Eli Nesrallah and Norman Danniels and amended on February 25, 2003, March 30, 2004 and otherwise from time to time.

(g)	“Financial Statements” has the meaning set out in Section 5.1.

(h)	“Indebtedness” has the meaning set out in the recitals to this Agreement.

(i)	“INII” has the meaning set out in the recitals to this Agreement.

(j)	“Interest” has the meaning set out the recitals to this Agreement.

(k)
“Material Adverse Change” means a change, effect, event or occurrence, or a series of changes, effects, events or occurrences, or state of facts that is, or would reasonably be expected to be, material and adverse to the business, assets, liabilities, operations, results of operation or condition (financial or otherwise) which includes but is not limited to any claim, action or proceeding of INII.

(l)
“Non-Competition and Non-Solicitation Agreements” means the agreements to be entered into between each of Eli Nesrallah, Pamela Nesrallah and Joseph Nesrallah and INII in the form attached as Schedule 1.1(l).

(m)	“Principal” has the meaning set out the recitals to this Agreement.

(n)	“Purchased Assets” has the meaning set out in Section 2.1 hereof.

(o)	“Purchase Price” has the meaning set out in Section 2.2 hereof.

(p)	“Releases” means the mutual releases contemplated in Sections 3.1(i) and 3.2(d).

(q)	“Security” has the meaning set out the recitals to this Agreement.

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(r)	“Transaction Agreements” means this Agreement, the Assignment, the Non-Competition and Non-Solicitation Agreements, the Releases and the Transition Services Contracts.

(s)	“Transition Services Contracts” means the agreements to be entered into between each of Eli Nesrallah, Pamela Nesrallah and Joseph Nesrallah and INII in the form attached as Schedule 1.1(s).

1.2    SCHEDULES

The following are the schedules and exhibits attached to this Agreement:

Schedule 1.1(a) - Assignment and Conveyance
Schedule 1.1(l)  - Non-Competition and Non-Solicitation Agreements
Schedule 1.1(s) - Transition Services Contracts

ARTICLE 2 - PURCHASE AND SALE

2.1    PURCHASE AND SALE

On the terms and subject to the conditions hereof, the Vendor agrees to assign, transfer and convey unto the Purchaser at the Closing all of the right, title, benefit and interest of the Vendor in and to the Indebtedness and the Security in respect thereof, including, without limitation, all loan, security and other documentation relating to the Indebtedness and the Security purchased hereunder (collectively, the “Purchased Assets”).

2.2    PAYMENT OF PURCHASE PRICE

At the Closing the Purchaser agrees to pay to or in accordance with the direction of the Vendor the amount of SEVEN MILLION SIX HUNDRED AND FIFTY THOUSAND CANADIAN DOLLARS (CDN$7,650,000.00) (the “Purchase Price”). The Purchase Price shall be payable by way of certified cheque or wire transfer.

2.3    ALLOCATION OF PURCHASE PRICE

The Parties acknowledge that the amount of the Purchase Price is less than the total amount of the Indebtedness and agree that the consideration therefore is allocated entirely to the outstanding amount of Principal described in Schedule “A” of the Assignment and no portion thereof is allocable to the outstanding amount of Interest described in Schedule “A” of the Assignment.

2.4    LOCATION AND TIME OF CLOSING

The Closing shall be completed at the Closing Time on the Closing Date, at the offices of Borden Ladner Gervais LLP, Barristers and Solicitors, 1100 - 100 Queen Street, Ottawa, Ontario, K1P 1J9, Canada or at such other time on such dates or such other dates as may be mutually agreed upon by the Parties.

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ARTICLE 3 - CLOSING ARRANGEMENTS AND CONDITIONS

3.1    PURCHASER’S CONDITIONS

The obligation of the Purchaser to complete the Closing is subject to fulfilment of the following conditions:

(a)	the Vendor shall have completed all necessary steps and all necessary proceedings shall have been taken to authorize the transactions contemplated hereby;

(b)	the Vendor shall have performed and complied with all of the terms, covenants and conditions to be performed or complied with by it at or prior to the Closing Time on the Closing Date;

(c)	the parties to the Transaction Agreements, other than the Purchaser, shall have executed and delivered the Transaction Agreements to the Purchaser;

(d)
the Purchaser shall have completed its review and examination of the Financial Statements and all information, documents, books and records of or relating to INII to its satisfaction in its sole discretion;

(e)
the Vendor will provide written notification to the Purchaser that to the best of the Vendor’s knowledge and each Principal’s knowledge, no Material Adverse Change shall have occurred since December 31, 2006;

(f)
the Purchaser shall, in its sole discretion, have reached a satisfactory point in discussions with Canada Revenue Agency and the Ontario Ministry of Finance in respect of the outstanding corporate taxes of INII;

(g)	the Purchaser shall have received unaudited financial statements showing results of operations from January 1, 2007 through March 31, 2007;

(h)	the Purchaser shall have received a list of accounts receivable, accounts payable and cash balance of INII as of May 11, 2007;

(i)
the Vendor, Pamela Nesrallah, Eli Nesrallah, Joseph Nesrallah, PricewaterhouseCoopers Inc., Roxanne Anderson, INII, the Purchaser and Cornell Capital Partners LLP shall have executed full, final and mutual releases in respect of all matters including, but not limited to, those which are the subject of the civil litigation currently proceeding in the Ontario Superior Court of Justice in form and content satisfactory to the Vendor and the Purchaser;

(j)	the Purchaser shall have received the opinion of Ogilvy Renault LLP with respect to validity and enforceability of the Security, in a form satisfactory to the Purchaser;

(k)	execution and delivery by the Vendor of an Assignment in the form attached hereto as Schedule 1.1(a);

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(l)
execution and delivery by each of Pamela Nesrallah, Eli Nesrallah and Joseph Nesrallah of Non-Competition and Non-Solicitation Agreements and Transition Services Contracts in the form attached hereto as Schedules 1.1(l) and 1.1(s), respectively; and

(m)
execution and delivery by Vendor of a hold harmless agreement in favour of the Purchaser and INII in form and content acceptable to the Purchaser, in respect of any claims made by Body Plus Nutritional Products Inc. or Norman Danniels in connection with the Distribution Agreement and the actions of the parties thereunder prior to the Closing Date.

3.2   VENDOR’S CONDITIONS

The obligation of the Vendor to complete the Closing is subject to fulfilment of the following conditions:

(a)	the Purchaser shall have completed all necessary steps and all necessary proceedings shall have been taken to authorize the transactions contemplated hereby;

(b)
the Purchaser shall have performed and complied with all of the terms, covenants and conditions to be performed or complied with by it at or prior to the Closing Time on the Closing Date including the payment of the Purchase Price in accordance with Section 2.2;

(c)	the parties to the Transaction Agreements, other than the Vendor, shall have executed and delivered the Transaction Agreements to the Vendor;

(d)
the Vendor, Pamela Nesrallah, Eli Nesrallah, Joseph Nesrallah, PricewaterhouseCoopers Inc., Roxanne Anderson, INII, the Purchaser and Cornell Capital Partners LLP shall have executed full, final and mutual releases in respect of all matters including, but not limited to, those which are the subject of the civil litigation currently proceeding in the Ontario Superior Court of Justice in form and content satisfactory to the Vendor and the Purchaser;

(e)	execution and delivery by the Vendor of an Assignment in the form attached hereto as Schedule 1.1(a);

(f)
execution and delivery by each of Pamela Nesrallah, Eli Nesrallah and Joe Nesrallah of Non-Competition and Non-Solicitation Agreements and Transition Services Contracts in the form attached hereto as Schedules 1.1(l) and 1.1(s), respectively;

(g)
delivery of a certified cheque or wire transfer payment to the Vendor in the amount of THIRTY-FIVE THOUSAND CANADIAN DOLLARS (CDN$35,000) from PricewaterhouseCoopers Inc. as an authorized distribution pursuant to the Indebtedness; and

(h)
execution and delivery by the Purchaser of a hold harmless agreement in favour of the Vendor and Eli Nesrallah, in form and content acceptable to the Vendor, in respect of any claims made by Body Plus Nutritional Products Inc. or Norman Danniels in connection with the Distribution Agreement and the actions of the parties thereunder after the Closing Date.

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ARTICLE 4- REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS AND WARRANTIES OF VENDOR

The Vendor represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying upon the following representations and warranties in connection with the transactions contemplated hereby:

(a)
The Vendor has the corporate power and capacity to enter into this Agreement, and to perform its obligations hereunder, and any other instruments delivered pursuant hereto. This Agreement and each other instrument required to be delivered by the Vendor hereunder has been, or will as of the Closing Time be, duly authorized, executed and delivered by the Vendor and is a valid and binding obligation of the Vendor enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors’ rights generally, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court. Each action required to be performed by the Vendor hereunder has been duly authorized by the Vendor and, as applicable, its shareholders;

(b)	that the Indebtedness of INII is no less than the principal amount and interest described in Schedule “A” of the Assignment;

(c)
that no person, firm or corporation has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, for the purchase or assignment from the Vendor of any or all of the Purchased Assets;

(d)	that the Vendor is not aware of any imperfections in the execution, registration or perfection of the Security; and

(e)	that the Vendor may assign all of its right, title, benefit and interest in and to the Purchased Assets without the consent of INII or any other party.

Except as specifically set out herein, this Agreement is made without representation or warranty whatsoever with respect to the execution, attachment, registration or perfection of any security interest held by the Vendor under the Security, the validity and enforceability of the Security or any priority granted by any principle of law or any statute, including the Personal Property Security Act (Ontario), to any competing security interests over the Security.

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4.2    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Vendor as follows and acknowledges that the Vendor is relying upon the following representations and warranties in connection with the transactions contemplated hereby:

(a)
The Purchaser has the corporate power and capacity to enter into this Agreement, and to perform its obligations hereunder, and any other instruments delivered pursuant hereto. This Agreement and each other instrument required to be delivered by the Purchaser hereunder has been, or will as of the Closing Time be, duly authorized, executed and delivered by the Purchaser and is a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors’ rights generally, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court. Each action required to be performed by the Purchaser hereunder has been duly authorized by the Purchaser and, as applicable, its shareholders; and

(b)	All rights of Bio-One Corporation in respect of INII, the Vendor, Eli Nesrallah, Pam Nesrallah and Joseph Nesrallah are fully and irrevocably vested in the Purchaser.

4.3   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

All representations, warranties and covenants contained in the Agreement, in any certificates or other document delivered by any of the parties hereto pursuant to the provisions of the Transaction Agreements, or otherwise with respect to the Transaction Agreements and the transactions contemplated herein or therein, shall survive the Closing and, notwithstanding such the completion of such transaction, or any investigation made by or on behalf of a Party, all representations and warranties of the Parties shall continue in full force and effect for the benefit of the Party to which such representations and warranties are made for a period of two (2) years from the Closing Date.

ARTICLE 5 - COVENANTS OF THE VENDOR

5.1   PREPARATION AND DELIVERY OF FINANCIAL STATEMENTS

(a)
The Vendor and Purchaser acknowledge that Collins Barrow LLP has prepared audited financial statements of INII for its fiscal years ending in 2005 and 2006 in accordance with generally accepted accounting principles consistently applied in accordance with United States accounting standards (the “Financial Statements”), which have been delivered as of the date hereof.

(b)
The Purchaser acknowledges and agrees that any letter, certificate, e-mail or other document executed, delivered or presented by the Vendor or Pamela Nesrallah to Collins Barrow LLP or the Purchaser in connection with the preparation and delivery of the Financial Statements shall not be deemed to be a representation or warranty of the Vendor or Pamela Nesrallah with respect to the business of INII, or any other matter, upon which the Purchaser and/or any related or affiliated party  has relied for the purposes of entering into the Transaction Agreements. Provided, however, that this provision shall not be construed as releasing, relieving or waiving any liability of the Vendor arising from any false statements knowingly made by the Vendor in a letter dated April 2, 2007 to Collins Barrow LLP in respect of the Financial Statements.

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(c)
The Vendor acknowledges and agrees that any letter, certificate, e-mail or other document executed, delivered or presented by the Purchaser or Fred Zeidman to Collins Barrow LLP or the Vendor in connection with the preparation and delivery of the Financial Statements shall not be deemed to be a representation or warranty of the Purchaser or Fred Zeidman with respect to the business of INII, or any other matter, upon which the Vendor has relied for the purposes of entering into the Transaction Agreements. Provided, however, that this provision shall not be construed as releasing, relieving or waiving any liability of the Purchaser arising from any false statements knowingly made by the Purchaser in a letter dated April 2, 2007 to Collins Barrow LLP in respect of the Financial Statements.

5.2   COMPLIANCE WITH CLOSING CONDITIONS

The Vendor shall take all commercially reasonable steps to satisfy the closing conditions set out in Section 3.1 hereof.

5.3   ACCESS

The Vendor and the Purchaser acknowledge that the Vendor has provided the Purchaser with reasonable opportunity and access to investigate the financial condition and operations of the business of INII. Such investigation may include, but is not limited to, a review of financial and business records and accounting practices relating to INII’s business, the validity of patents or other intangible property held by INII and contracts between INII and third parties including, but not limited to, employment contracts and leases. The Vendor has caused INII, including PricewaterhouseCoopers Inc., as private receiver of INII, to cooperate with the Purchaser with respect to the investigation and, in that regard, the Purchaser will, upon reasonable notice, have access during normal business hours to the facilities, books, records, documents and personnel of INII.

5.4   FURTHER ASSURANCES

(a)
The Vendor shall promptly do, make, execute, deliver or cause to be done, made, executed or delivered, all such further acts, documents and things as the other parties hereto may require, acting reasonably, from time to time for the purpose of giving effect to this Agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to the full extent the provisions of this Agreement.

(b)
Following Closing, the Vendor hereby agrees to make, do and execute or cause to be made, done and executed, all such further assurances, acts, assignments, transfers, deeds and other documents as the Purchaser may reasonably request, including assignments of the Security registered under the Personal Property Security Act, R.S.O. 1990, c. P. 10 (Ontario) (the “PPSA”) in order to more effectively assign the Purchased Assets and to otherwise carry out the true intent and meaning of this Agreement.

Purchase Agreement	Page 8

ARTICLE 6- INDEMNIFICATION

6.1    INDEMNIFICATION BY PARTIES

The parties shall indemnify each other from and against all losses, costs, damages, expenses and liabilities, including legal fees (the “Claims”), which may be suffered or incurred by them arising out of, as a result of or relating in any manner whatsoever to any misrepresentation or breach of representation or warranty or covenant made by the other in this Agreement, which indemnification shall continue in full force and effect for the benefit of the indemnified party for the periods set forth in Section 4.3 and shall be limited to the amount of the Purchase Price paid to the Vendor by the Purchaser. The foregoing obligation to indemnify shall constitute the exclusive remedy of either party for any breaches of this Agreement subject to the limitation that the indemnifying party shall not be required to pay any such amount until the aggregate of such Claims exceeds Fifty Thousand Canadian Dollars (CDN$50,000) and, upon the aggregate of such Claims exceeding Fifty Thousand Canadian Dollars (CDN$50,000), the indemnifying party shall be required to pay the amount owing in respect of all such claims, including the Fifty Thousand Canadian Dollars (CDN$50,000).

6.2    THIRD PARTY CLAIMS

If any legal proceedings shall be instituted or any claim is asserted by any third party in respect of which a party may be entitled to indemnity hereunder, the indemnified party shall give the indemnifying party written notice thereof. The indemnifying party shall have the right, at its option and expense, to control the defence of such a proceeding or claim, including the negotiation or settlement thereof, provided that (i) the indemnifying party shall not settle such a proceeding or a claim except with the prior written consent of the indemnified party, such consent not to be unreasonably withheld, (ii) the indemnifying party shall not permit any right of appeal in respect of any such proceeding or claim to terminate except with the prior written consent of the indemnified party, (iii) the indemnifying party shall keep the indemnified party fully advised with respect to such claim or proceeding (including supplying copies of all documentation promptly as it becomes available) (iv) the indemnifying party shall defend such proceeding or claim in a manner consistent with the manner in which a reasonably prudent person would conduct such defence; and (vi) no liability of the indemnified party shall be incurred in the course of the defence or settlement of such proceeding or claim.

6.3    SURVIVAL OF INDEMNIFICATION

Where an indemnified party makes a written claim or claims pursuant to Article 6 within the time period applicable to such claim or claims, the right to indemnification in respect of such claim or claims shall continue in full force and effect until the claim is finally settled or adjudicated and all payments to be made in respect of any settlement or adjudication have been made.

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ARTICLE 7 - CONFIDENTIALITY

Except as required by law, the Vendor and Purchaser shall maintain all information received from the other strictly in confidence and not disclose to any person or make public or authorize the disclosure of any such information and not use such information for any purpose except for the purpose contemplated by this letter unless: (i) the specific information is now or hereafter publicly disclosed other than as a result of breach of this provision; (ii) the specific information was in the possession of the disclosing party prior to the disclosure by the disclosing party; (iii) the specific information is hereafter disclosed to the disclosing party by a third party having no obligation of confidentiality with regard to the information; or (iv) the specific information is independently generated by the disclosing party without the use and not as a consequence of the disclosure by the other party. If this Agreement is terminated, each Party must immediately return to the other all confidential information that was furnished to it by the other, without retaining any copy thereof.

Each party hereby acknowledges that a breach of this Article 7 could cause irreparable harm and significant injury that may be difficult to ascertain. Accordingly, each party agrees that the other will have the right to seek and obtain immediate injunctive relief to enforce obligations under this Article 7 in addition to any other rights and remedies it may have.

ARTICLE 8 - GENERAL

8.1    APPLICABLE LAW

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

8.2    ASSIGNMENT

This Agreement may not be assigned without the prior written consent of the Parties hereto.

8.3    ENUREMENT

This Agreement shall extend to and enure to the benefit of the Vendor and Purchaser, and their successors and permitted assigns and shall be construed as including the parties’ legal representatives, successors and assigns, to and upon all of whom this Agreement shall extend and be binding.

8.4    NUMBER, GENDER

All nouns and personal pronouns relating thereto shall be read and construed as the number and gender may require and the verb shall be read and construed as agreeing with the noun and pronoun.

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8.5    SEVERABILITY

If any provision hereof is illegal, invalid or unenforceable, such provision shall be deemed to be severed and deleted from this Agreement and such illegality, invalidity or unenforceability shall not in any manner affect the validity or enforceability of the remainder hereof.

8.6    ENTIRE AGREEMENT

This Agreement and the Transaction Agreements constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as herein provided.

8.7    NOTICES

All notices, requests or other communications required or permitted by the terms hereof to be given by the parties hereto to the others of them shall be given by personal delivery, facsimile transmission, electronic mail or by mail delivered or sent to the others of them as follows:

(a)
to the Vendor:

Nescracorp Inc.
c/o Borden Ladner Gervais LLP
Ottawa ON K1P 1J9
Attention:  Marc Babinski
Facsimile:  (613) 230-8842

with a copy to the Vendor’s counsel at:

Borden Ladner Gervais LLP
1100 - 100 Queen Street
Ottawa ON K1P 1J9
Attention:  Marc Babinski
Facsimile:  (613) 230-8842
E-mail:   mbabinski@blgcanada.com

(b)
to the Purchaser:

Nartural Nutrition, Inc.
Suite 422
109 North Post Oak Lane
Houston, TX 77024

with a copy to the Purchaser’s counsel at:

McCarthy Tetrault LLP
1400-40 Elgin Street
Ottawa ON K1P 5K6
Attention: Virginia Schweitzer
Facsimile: (613) 563-9386
E-mail:  vschweitzer@mccarthy.ca

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or at such other address or facsimile transmission number as may be given by any of them to the others in writing from time to time. All such notices, requests or other communications shall be deemed to have been received when delivered or transmitted, or, if mailed, five (5) Business Days after the date of mailing thereof.

8.8    ANNOUNCEMENTS

Any public announcement or press release with respect to this Agreement by any party shall be submitted in advance for the comments of the other parties hereto. No public announcement or press release with respect to this Agreement shall be made by any party without the prior written approval of the other parties hereto, except as may be required in order for the parties hereto to comply with any applicable securities laws.

8.9    COUNTERPARTS AND FACSIMILE

This Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties.

8.10    FEES AND EXPENSES

The Parties hereto shall be responsible for their own costs and expenses in connection with the transactions contemplated hereby. INII shall bear the costs associated with the preparation of the Financial Statements and shall continue to pay the costs of PricewaterhouseCoopers Inc. in its capacity as private receiver of INII.

(the remainder of this page has been left blank intentionally)

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IN WITNESS WHEREOF the Parties have executed this Purchase Agreement as of the day first above written.
NESRACORP INC.
Per:

/s/ Pamela Nesrallah
Name: Pamela Nesrallah
Title: Treasurer
I have authority to bind the corporation.

NATURAL NUTRITION, INC.
Per:

/s/ Timothy J. Connolly
Name: Timothy J. Connolly
Title: Chief Executive Officer
I have authority to bind the corporation.

Per: N/A

                       N/A
Name: N/A
Title: N/A
I have authority to bind the corporation.

Purchase Agreement	SIGNATURE PAGE

SCHEDULE 1.1(A)

Assignment and Conveyance

Purchase Agreement	Schedules

Schedule 1.1(L)

Non-Competition and Non-Solicitation Agreements

Purchase Agreement	Schedules

SCHEDULE 1.1(S)

Transition Services Contracts

Purchase Agreement	Schedules

NON-COMPETITION AND NON-SOLICITATION AGREEMENT

BETWEEN

INTERACTIVE NUTRITION INTERNATIONAL INC.

AND

ELI NESRALLAH

MADE AS OF

MAY 25, 2007

McCarthy Tétrault LLP DMS-OTTAWA #5659199 v. 4

NON-COMPETITION AND NON-SOLICITATION AGREEMENT

THIS AGREEMENT is made as of May 25, 2007

BETWEEN:

Eli Nesrallah, of the City of Ottawa in the Province of Ontario (hereinafter referred to as the "Principal")

- and -

Interactive Nutrition International Inc., a corporation incorporated under the laws of Canada (hereinafter referred to as the "Company").

WHEREAS the Principal is one of the principals of Nesracorp Inc. (the "Vendor") of certain secured debt in respect of the Company (the "Secured Debt");

AND WHEREAS the Vendor and Purchaser entered into an Agreement of May 25, 2007 for the sale of the Secured Debt;

AND WHEREAS it is a condition of the closing of the sale and purchase of the Secured Debt pursuant to the Agreement that the Vendor and the Principals each enter into a non-competition and non-solicitation agreement with the Purchaser an the Company;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the closing of the purchase and sale of the Secured Debt pursuant to the Agreement, the covenants and agreements herein contained and the payment to the Vendor of the sum of $1 of lawful money of Canada by the Principal (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

ARTICLE 1 - INTERPRETATION

1.01 **Definitions**

(1) In this Agreement, in the context of any action taken by the Principal, the words "directly or indirectly" include any action taken by the Principal for the Principal's own benefit or the benefit of any person competing with the Company, whether taken individually or in partnership or jointly or in conjunction with any person as principal, agent, trustee, employee or shareholder (other than a holding of shares listed on a Canadian or United States stock exchange that does not exceed 5% of the outstanding shares so listed).

(2) Terms used in this Agreement that are defined in the Agreement and not otherwise defined herein will have the same meaning herein as in the Agreement.

McCarthy Tétrault LLP DMS-OTTAWA #5659199 v. 4

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1.02 **Sections and Headings**

The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and do not affect the construction or interpretation of this Agreement. The terms "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

1.03 **Number**

In this Agreement words importing the singular number only include the plural and *vice versa*, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

1.04 **Schedules**

The following are the schedules annexed hereto and incorporated by reference and deemed to be part hereof:

Schedule A – Territory
Schedule B – Customers

ARTICLE 2 - RESTRICTIVE COVENANTS

2.01 **Non-Competition**

(1) The Principal must not in any manner whatsoever, without the prior written consent of the Company, at any time during a period of three years from the date hereof, directly or indirectly:

(a) carry on, engage in or be concerned with or interested in; or

(b) lend money to, guarantee the debts or obligations of or permit its name or any part thereof to be used or employed by any person engaged in or concerned with or interested in,

any business that is the same as, substantially similar to or competitive with the Company carried on immediately prior to the date hereof within any of the jurisdictions set forth in Schedule A where the Company has sales or has investigated the possibility of sales.

(2) The Principal confirms that all restrictions in Section 2.01(1) are reasonable and valid and waives all defences to the strict enforcement thereof.

McCarthy Tétrault LLP DMS-OTTAWA #5659199 v. 4

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(3) The Principal confirms that the Principal has received independent legal advice in respect of this Agreement.

2.02 **Non-Solicitation**

(1) The Principal must not in any manner whatsoever, without the prior consent of the Company, at any time during a period of three years from the date hereof, directly or indirectly:

(a) induce or endeavour to induce any employee of the Company to leave his or her employment;

(b) employ or attempt to employ or assist any person to employ any employee of the Company; or

(c) solicit, endeavour to solicit or gain the custom of, canvass or interfere with the relationships of the Company with any person that:

(i) is a customer of the Company at the date hereof of, or was a customer of the Company at any time within 12 months prior to the date hereof, including, without limitation, the customers listed on Schedule B;

(ii) has been pursued as a prospective customer by or on behalf of the Company at any time within 12 months prior to the date hereof, and in respect of whom the Company has not determined to cease all such pursuit including, without limitation, the prospective customers listed on Schedule B.

(2) The Principal hereby acknowledges and confirms that all restrictions in Section 2.02(1) are reasonable and valid and waives all defences to the strict enforcement thereof.

2.03 **Acknowledgements**

The Principal acknowledges that:

(a) the Company is carried on throughout those jurisdictions listed in Schedule A and that the Company is interested in and solicits or canvasses opportunities throughout such jurisdictions;

(b) the reputation of the Company in the industry and its relationship with its customers are the result of hard work, diligence and perseverance on behalf of the Company over an extended period of time; and

(c) the nature of the Company is such that the on-going relationship between the Company and its customers is material and has a significant effect on the ability of the Company to continue to obtain business from its customers with respect to both long term and new projects.

McCarthy Tétrault LLP DMS-OTTAWA #5659199 v. 4

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ARTICLE 3 - GENERAL

3.01 Benefit of Agreement

This Agreement will enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the parties hereto.

3.02 Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and arrangements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

3.03 Amendments and Waivers

No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by both of the parties hereto. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

3.04 Severability

If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability will attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof will continue in full force and effect.

McCarthy Tétrault LLP DMS-OTTAWA #5659199 v. 4

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3.05 **Governing Law**

IN WITNESS WHEREOF the parties have executed this Agreement.

Interactive Nutrition International Inc.

Per: ______________________________

____

SIGNED, SEALED AND DELIVERED	)	
in the presence of:	)	
	)	
______________________________	)	______________________________
Witness	)	**Eli Nesrallah**

McCarthy Tétrault LLP DMS-OTTAWA #5659199 v. 4

- 6 -

Schedule A

Current Jurisdictions
Australia
Canada
India
Iran
Israel
Netherlands
Norway
Russia
Sweden
United Kingdom
United States of America

McCarthy Tétrault LLP DMS-OTTAWA #5659199 v. 4

- 7 -

Schedule B

Customer List

1. Body Plus Nutritional Inc.
2. D.A.N. Distribution
3. Nutrabolics Inc.
4. Weider Nutrition Group (Canada) Ltd.
5. Body Concepts Group
6. ZZREVA-SPORT s.r.o.
7. Pulse Organics Sorts Nutrition
8. Karen Nutrilife
9. Gold Win Corp.
10. ZZPowerfitness Korea
11. Better Living GNC
12. Prometeus
13. Verron Holdings
14. Arnasons ApS
15. Sci. Fit UK
16. Fitness Technology
17. Next Level Protein, Inc.
18. Speciality Company
19. Vertical Visions, Inc.
20. Abundance Marketing Inc.
21. Body Plus Nutritional Inc.
22. Caruso Fitness Nutrition
23. Canadian Health Empire
24. Castleguard Health Services Limited
25. Ergogenics Nutrition Ltd.
26. Future Nutrition Group
27. Herbscience Custom Manufacturing
28. Jamieson Laboratories Ltd.
29. Laboratoires Colba
30. Les Importations Herbasante
31. Liquid NRG Ltd.
32. Milennium Health Supplements (Cda) Inc.
33. NuSoma Research
34. Nutrition Excellence Inc.
35. Organika Health Products Inc.
36. Orleans Fitness Warehouse Inc.
37. Pacific Natural Products Inc.
38. Performance Research Group
39. Poliquin Performance Center
40. Pro Circuit High Tech Nutrition
41. Purity Life Health Product Limited
42. Results Inc.
43. Swiss Natural Sources
44. Triton Media Group
45. Upper 49th Imports Inc.
46. Yves Ponroy Canada Inc.
47. ZZNutrition Club Canada
48. Pooyan Milk Industry Co.
49. Vicente Elizondo Gonzalez
50. A&A Pharmachem Inc.
51. Advocare International LP
52. Dean Distributors, Inc.
53. Goldshield Direct USA
54. Indfrag
55. Marron Foods
56. Next Level Protein, Inc.
57. Nutraphase Inc.
58. Prosperity Nutrition
59. St. Charles Trading, Inc.
60. Proviant

McCarthy Tétrault LLP DMS-OTTAWA #5659199 v. 4

NON-COMPETITION AND NON-SOLICITATION AGREEMENT

BETWEEN

INTERACTIVE NUTRITION INTERNATIONAL INC.

AND

PAMELA NESRALLAH

MADE AS OF

MAY 25, 2007

McCarthy Tétrault LLP DMS-OTTAWA #5662809 v. 1

NON-COMPETITION AND NON-SOLICITATION AGREEMENT

THIS AGREEMENT is made as of May 25, 2007

BETWEEN:

Pamela Nesrallah, of the City of Ottawa in the Province of Ontario (hereinafter referred to as the "Principal")

- and -

Interactive Nutrition International Inc., a corporation incorporated under the laws of Canada (hereinafter referred to as the "Company").

WHEREAS the Principal is one of the principals of Nesracorp Inc. (the "Vendor") of certain secured debt in respect of the Company (the "Secured Debt");

AND WHEREAS the Vendor and Purchaser entered into an Agreement of May 25, 2007 for the sale of the Secured Debt;

AND WHEREAS it is a condition of the closing of the sale and purchase of the Secured Debt pursuant to the Agreement that the Vendor and the Principals each enter into a non-competition and non-solicitation agreement with the Purchaser an the Company;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the closing of the purchase and sale of the Secured Debt pursuant to the Agreement, the covenants and agreements herein contained and the payment to the Vendor of the sum of $1 of lawful money of Canada by the Principal (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

ARTICLE 1 - INTERPRETATION

1.01 **Definitions**

(1) In this Agreement, in the context of any action taken by the Principal, the words "directly or indirectly" include any action taken by the Principal for the Principal's own benefit or the benefit of any person competing with the Company, whether taken individually or in partnership or jointly or in conjunction with any person as principal, agent, trustee, employee or shareholder (other than a holding of shares listed on a Canadian or United States stock exchange that does not exceed 5% of the outstanding shares so listed).

(2) Terms used in this Agreement that are defined in the Agreement and not otherwise defined herein will have the same meaning herein as in the Agreement.

McCarthy Tétrault LLP DMS-OTTAWA #5662809 v. 1

- 2 -

1.02 **Sections and Headings**

The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and do not affect the construction or interpretation of this Agreement. The terms "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

1.03 **Number**

In this Agreement words importing the singular number only include the plural and *vice versa*, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

1.04 **Schedules**

The following are the schedules annexed hereto and incorporated by reference and deemed to be part hereof:

Schedule A – Territory
Schedule B – Customers

ARTICLE 2 - RESTRICTIVE COVENANTS

2.01 **Non-Competition**

(1) The Principal must not in any manner whatsoever, without the prior written consent of the Company, at any time during a period of three years from the date hereof, directly or indirectly:

(a) carry on, engage in or be concerned with or interested in; or

(b) lend money to, guarantee the debts or obligations of or permit its name or any part thereof to be used or employed by any person engaged in or concerned with or interested in,

any business that is the same as, substantially similar to or competitive with the Company carried on immediately prior to the date hereof within any of the jurisdictions set forth in Schedule A where the Company has sales or has investigated the possibility of sales.

(2) The Principal confirms that all restrictions in Section 2.01(1) are reasonable and valid and waives all defences to the strict enforcement thereof.

McCarthy Tétrault LLP DMS-OTTAWA #5662809 v. 1

- 3 -

(3) The Principal confirms that the Principal has received independent legal advice in respect of this Agreement.

2.02 **Non-Solicitation**

(1) The Principal must not in any manner whatsoever, without the prior consent of the Company, at any time during a period of three years from the date hereof, directly or indirectly:

(a) induce or endeavour to induce any employee of the Company to leave his or her employment;

(b) employ or attempt to employ or assist any person to employ any employee of the Company; or

(c) solicit, endeavour to solicit or gain the custom of, canvass or interfere with the relationships of the Company with any person that:

(i) is a customer of the Company at the date hereof of, or was a customer of the Company at any time within 12 months prior to the date hereof, including, without limitation, the customers listed on Schedule B;

(ii) has been pursued as a prospective customer by or on behalf of the Company at any time within 12 months prior to the date hereof, and in respect of whom the Company has not determined to cease all such pursuit including, without limitation, the prospective customers listed on Schedule B.

(2) The Principal hereby acknowledges and confirms that all restrictions in Section 2.02(1) are reasonable and valid and waives all defences to the strict enforcement thereof.

2.03 **Acknowledgements**

The Principal acknowledges that:

(a) the Company is carried on throughout those jurisdictions listed in Schedule A and that the Company is interested in and solicits or canvasses opportunities throughout such jurisdictions;

(b) the reputation of the Company in the industry and its relationship with its customers are the result of hard work, diligence and perseverance on behalf of the Company over an extended period of time; and

(c) the nature of the Company is such that the on-going relationship between the Company and its customers is material and has a significant effect on the ability of the Company to continue to obtain business from its customers with respect to both long term and new projects.

McCarthy Tétrault LLP DMS-OTTAWA #5662809 v. 1

- 4 -

ARTICLE 3 - GENERAL

3.01 Benefit of Agreement

This Agreement will enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the parties hereto.

3.02 Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and arrangements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

3.03 Amendments and Waivers

No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by both of the parties hereto. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

3.04 Severability

If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability will attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof will continue in full force and effect.

McCarthy Tétrault LLP DMS-OTTAWA #5662809 v. 1

- 5 -

3.05 **Governing Law**

IN WITNESS WHEREOF the parties have executed this Agreement.

Interactive Nutrition International Inc.

Per: ______________________________

____

SIGNED, SEALED AND DELIVERED)
in the presence of:)
)
______________________________)
Witness) **Pamela Nesrallah**

McCarthy Tétrault LLP DMS-OTTAWA #5662809 v. 1

- 6 -

Schedule A

Current Jurisdictions
Australia
Canada
India
Iran
Israel
Netherlands
Norway
Russia
Sweden
United Kingdom
United States of America

McCarthy Tétrault LLP DMS-OTTAWA #5662809 v. 1

- 7 -

Schedule B

Customer List

1. Body Plus Nutritional Inc.
2. D.A.N. Distribution
3. Nutrabolics Inc.
4. Weider Nutrition Group (Canada) Ltd.
5. Body Concepts Group
6. ZZREVA-SPORT s.r.o.
7. Pulse Organics Sorts Nutrition
8. Karen Nutrilife
9. Gold Win Corp.
10. ZZPowerfitness Korea
11. Better Living GNC
12. Prometeus
13. Verron Holdings
14. Arnasons ApS
15. Sci. Fit UK
16. Fitness Technology
17. Next Level Protein, Inc.
18. Speciality Company
19. Vertical Visions, Inc.
20. Abundance Marketing Inc.
21. Body Plus Nutritional Inc.
22. Caruso Fitness Nutrition
23. Canadian Health Empire
24. Castleguard Health Services Limited
25. Ergogenics Nutrition Ltd.
26. Future Nutrition Group
27. Herbscience Custom Manufacturing
28. Jamieson Laboratories Ltd.
29. Laboratoires Colba
30. Les Importations Herbasante
31. Liquid NRG Ltd.
32. Milennium Health Supplements (Cda) Inc.
33. NuSoma Research
34. Nutrition Excellence Inc.
35. Organika Health Products Inc.
36. Orleans Fitness Warehouse Inc.
37. Pacific Natural Products Inc.
38. Performance Research Group
39. Poliquin Performance Center
40. Pro Circuit High Tech Nutrition
41. Purity Life Health Product Limited
42. Results Inc.
43. Swiss Natural Sources
44. Triton Media Group
45. Upper 49th Imports Inc.
46. Yves Ponroy Canada Inc.
47. ZZNutrition Club Canada
48. Pooyan Milk Industry Co.
49. Vicente Elizondo Gonzalez
50. A&A Pharmachem Inc.
51. Advocare International LP
52. Dean Distributors, Inc.
53. Goldshield Direct USA
54. Indfrag
55. Marron Foods
56. Next Level Protein, Inc.
57. Nutraphase Inc.
58. Prosperity Nutrition
59. St. Charles Trading, Inc.
60. Proviant

McCarthy Tétrault LLP DMS-OTTAWA #5662809 v. 1

NON-COMPETITION AND NON-SOLICITATION AGREEMENT

BETWEEN

INTERACTIVE NUTRITION INTERNATIONAL INC.

AND

JOSEPH NESRALLAH

MADE AS OF

MAY 25, 2007

McCarthy Tétrault LLP DMS-OTTAWA #5662810 v. 1

NON-COMPETITION AND NON-SOLICITATION AGREEMENT

THIS AGREEMENT is made as of May 25, 2007

BETWEEN:

Joseph Nesrallah, of the City of Ottawa in the Province of Ontario (hereinafter referred to as the "Principal")

- and -

Interactive Nutrition International Inc., a corporation incorporated under the laws of Canada (hereinafter referred to as the "Company").

WHEREAS the Principal is one of the principals of Nesracorp Inc. (the "Vendor") of certain secured debt in respect of the Company (the "Secured Debt");

AND WHEREAS the Vendor and Purchaser entered into an Agreement of May 25, 2007 for the sale of the Secured Debt;

AND WHEREAS it is a condition of the closing of the sale and purchase of the Secured Debt pursuant to the Agreement that the Vendor and the Principals each enter into a non-competition and non-solicitation agreement with the Purchaser an the Company;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the closing of the purchase and sale of the Secured Debt pursuant to the Agreement, the covenants and agreements herein contained and the payment to the Vendor of the sum of $1 of lawful money of Canada by the Principal (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

ARTICLE 1 - INTERPRETATION

1.01 **Definitions**

(1) In this Agreement, in the context of any action taken by the Principal, the words "directly or indirectly" include any action taken by the Principal for the Principal's own benefit or the benefit of any person competing with the Company, whether taken individually or in partnership or jointly or in conjunction with any person as principal, agent, trustee, employee or shareholder (other than a holding of shares listed on a Canadian or United States stock exchange that does not exceed 5% of the outstanding shares so listed).

(2) Terms used in this Agreement that are defined in the Agreement and not otherwise defined herein will have the same meaning herein as in the Agreement.

McCarthy Tétrault LLP DMS-OTTAWA #5662810 v. 1

- 2 -

1.02 **Sections and Headings**

The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and do not affect the construction or interpretation of this Agreement. The terms "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

1.03 **Number**

In this Agreement words importing the singular number only include the plural and *vice versa*, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

1.04 **Schedules**

The following are the schedules annexed hereto and incorporated by reference and deemed to be part hereof:

Schedule A – Territory
Schedule B – Customers

ARTICLE 2 - RESTRICTIVE COVENANTS

2.01 **Non-Competition**

(1) The Principal must not in any manner whatsoever, without the prior written consent of the Company, at any time during a period of three years from the date hereof, directly or indirectly:

(a) carry on, engage in or be concerned with or interested in; or

(b) lend money to, guarantee the debts or obligations of or permit its name or any part thereof to be used or employed by any person engaged in or concerned with or interested in,

any business that is the same as, substantially similar to or competitive with the Company carried on immediately prior to the date hereof within any of the jurisdictions set forth in Schedule A where the Company has sales or has investigated the possibility of sales.

(2) The Principal confirms that all restrictions in Section 2.01(1) are reasonable and valid and waives all defences to the strict enforcement thereof.

McCarthy Tétrault LLP DMS-OTTAWA #5662810 v. 1

- 3 -

(3) The Principal confirms that the Principal has received independent legal advice in respect of this Agreement.

2.02 **Non-Solicitation**

(1) The Principal must not in any manner whatsoever, without the prior consent of the Company, at any time during a period of three years from the date hereof, directly or indirectly:

(a) induce or endeavour to induce any employee of the Company to leave his or her employment;

(b) employ or attempt to employ or assist any person to employ any employee of the Company; or

(c) solicit, endeavour to solicit or gain the custom of, canvass or interfere with the relationships of the Company with any person that:

(i) is a customer of the Company at the date hereof of, or was a customer of the Company at any time within 12 months prior to the date hereof, including, without limitation, the customers listed on Schedule B;

(ii) has been pursued as a prospective customer by or on behalf of the Company at any time within 12 months prior to the date hereof, and in respect of whom the Company has not determined to cease all such pursuit including, without limitation, the prospective customers listed on Schedule B.

(2) The Principal hereby acknowledges and confirms that all restrictions in Section 2.02(1) are reasonable and valid and waives all defences to the strict enforcement thereof.

2.03 **Acknowledgements**

The Principal acknowledges that:

(a) the Company is carried on throughout those jurisdictions listed in Schedule A and that the Company is interested in and solicits or canvasses opportunities throughout such jurisdictions;

(b) the reputation of the Company in the industry and its relationship with its customers are the result of hard work, diligence and perseverance on behalf of the Company over an extended period of time; and

(c) the nature of the Company is such that the on-going relationship between the Company and its customers is material and has a significant effect on the ability of the Company to continue to obtain business from its customers with respect to both long term and new projects.

McCarthy Tétrault LLP DMS-OTTAWA #5662810 v. 1

- 4 -

ARTICLE 3 - GENERAL

3.01 Benefit of Agreement

This Agreement will enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the parties hereto.

3.02 Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and arrangements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

3.03 Amendments and Waivers

No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by both of the parties hereto. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

3.04 Severability

If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability will attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof will continue in full force and effect.

McCarthy Tétrault LLP DMS-OTTAWA #5662810 v. 1

- 5 -

3.05 **Governing Law**

IN WITNESS WHEREOF the parties have executed this Agreement.

Interactive Nutrition International Inc.

Per: ______________________________

____

SIGNED, SEALED AND DELIVERED in the presence of:	)))	
______________________________ Witness	))	______________________________ **Joseph Nesrallah**

McCarthy Tétrault LLP DMS-OTTAWA #5662810 v. 1

- 6 -

Schedule A

Current Jurisdictions
Australia
Canada
India
Iran
Israel
Netherlands
Norway
Russia
Sweden
United Kingdom
United States of America

McCarthy Tétrault LLP DMS-OTTAWA #5662810 v. 1

- 7 -

Schedule B

Customer List

1. Body Plus Nutritional Inc.
2. D.A.N. Distribution
3. Nutrabolics Inc.
4. Weider Nutrition Group (Canada) Ltd.
5. Body Concepts Group
6. ZZREVA-SPORT s.r.o.
7. Pulse Organics Sorts Nutrition
8. Karen Nutrilife
9. Gold Win Corp.
10. ZZPowerfitness Korea
11. Better Living GNC
12. Prometeus
13. Verron Holdings
14. Amasons ApS
15. Sci. Fit UK
16. Fitness Technology
17. Next Level Protein, Inc.
18. Speciality Company
19. Vertical Visions, Inc.
20. Abundance Marketing Inc.
21. Body Plus Nutritional Inc.
22. Caruso Fitness Nutrition
23. Canadian Health Empire
24. Castleguard Health Services Limited
25. Ergogenics Nutrition Ltd.
26. Future Nutrition Group
27. Herbscience Custom Manufacturing
28. Jamieson Laboratories Ltd.
29. Laboratoires Colba
30. Les Importations Herbasante
31. Liquid NRG Ltd.
32. Milennium Health Supplements (Cda) Inc.
33. NuSoma Research
34. Nutrition Excellence Inc.
35. Organika Health Products Inc.
36. Orleans Fitness Warehouse Inc.
37. Pacific Natural Products Inc.
38. Performance Research Group
39. Poliquin Performance Center
40. Pro Circuit High Tech Nutrition
41. Purity Life Health Product Limited
42. Results Inc.
43. Swiss Natural Sources
44. Triton Media Group
45. Upper 49th Imports Inc.
46. Yves Ponroy Canada Inc.
47. ZZNutrition Club Canada
48. Pooyan Milk Industry Co.
49. Vicente Elizondo Gonzalez
50. A&A Pharmachem Inc.
51. Advocare International LP
52. Dean Distributors, Inc.
53. Goldshield Direct USA
54. Indfrag
55. Marron Foods
56. Next Level Protein, Inc.
57. Nutraphase Inc.
58. Prosperity Nutrition
59. St. Charles Trading, Inc.
60. Proviant

McCarthy Tétrault LLP DMS-OTTAWA #5662810 v. 1

TRANSITION SERVICES AGREEMENT

BETWEEN

INTERACTIVE NUTRITION INTERNATIONAL INC.

AND

ELI NESRALLAH

MADE AS OF

MAY 25, 2007

McCarthy Tétrault LLP DMS-OTTAWA #5659204 v. 5

TRANSITION SERVICES AGREEMENT

THIS AGREEMENT is made as of May 25, 2007

BETWEEN:

Eli Nesrallah, of the City of Ottawa in the Province of Ontario (the "Consultant"),

- and -

Interactive Nutrition International Inc., a corporation incorporated under the laws of Canada (the "Corporation").

THIS AGREEMENT WITNESSES that, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE 1 - GENERAL

1.01 Consultant Services

Subject to the terms and conditions hereof, the Corporation shall retain the Consultant to carry out services and the Consultant shall render sales and marketing consultative services to the Corporation and such other consultative services as may from time to time be agreed upon between the parties.

1.02 Term of Agreement

The provision of services by the Consultant to the Corporation hereunder shall commence on May 25, 2007 and shall continue for a period of 24 weeks from such date to terminate on November 25, 2007, subject to earlier termination of this Agreement as set forth in Article Five hereof. The Consultant and Corporation may renew the Agreement in writing on terms to be agreed by the parties.

ARTICLE 2 - REMUNERATION OF CONSULTANT

2.01 Fee for Services

The Corporation shall pay to the Consultant an amount of $11,538.46 every two weeks in arrears for the services provided under this Agreement.

2.02 Expenses

The Corporation shall reimburse the Consultant for all reasonable expenses actually and properly incurred by the Consultant in the performance of the services hereunder provided that such expenses shall not exceed $500 without prior written approval of the Corporation, and shall be paid in accordance with the normal practices of the Corporation in force from time to time.

McCarthy Tétrault LLP DMS-OTTAWA #5659204 v. 5

2.03 **Invoices**

Payment shall be made to the Consultant with respect to the services and expenses referred to in Sections 2.01 and 2.02 within 10 days from receipt by the Corporation of proper invoices and vouchers together with a satisfactory progress report in respect of such services and expenses, all of which shall be submitted by the Consultant to the Corporation on the 15th and last day of each month during the term of this Agreement.

ARTICLE 3 - COVENANTS OF CONSULTANT

3.01 **Services**

The Consultant shall render performance of the services hereunder to the best of the Consultant's ability and in a competent and professional manner.

3.02 **Time of Services**

The Consultant shall devote such of his time and attention to the business of the Corporation as may be agreed to by the Consultant and the Corporation. The time of service to be provided hereunder by the Consultant shall be as agreed to from time to time by the Corporation and the Consultant. Subject to the obligations of the Consultant hereunder, the Consultant shall be free to offer services to any other person except where there may be a conflict of interest with the Corporation.

3.03 **Licences and Permits**

The Consultant shall be responsible for obtaining all necessary licences and permits and for complying with all applicable federal, provincial and municipal laws, codes and regulations in connection with the provision of the services hereunder and the Consultant shall when requested provide the Corporation with adequate evidence of his compliance with this Section 3.03.

3.04 **Rules and Regulations**

The Consultant shall comply, while on the premises used by the Corporation, with all the rules and regulations of the Corporation from time to time in force which are brought to his notice or of which he could reasonably be aware.

3.05 **Insurance**

The Consultant shall pay for and maintain for the benefit of the Consultant and the Corporation, with insurers or through the appropriate government department and in an amount and in a form acceptable to the Corporation, appropriate insurance concerning the operations and liabilities of the Consultant relevant to this Agreement including, without limiting the generality of the foregoing, workers' compensation and unemployment insurance in conformity with applicable statutory requirements in respect of any remuneration payable by the Consultant to any employees of the Consultant and public liability and property damage insurance.

McCarthy Tétrault LLP DMS-OTTAWA #5659204 v. 5

3.06 **Non-disclosure**

The Consultant shall not (either during the term of this Agreement or at any time thereafter) disclose any information relating to the private or confidential affairs of the Corporation or relating to any secrets of the Corporation to any person other than for the Corporation's purposes and shall not (either during the term of this Agreement or at any time thereafter) use for his own purposes or for any purposes other than those of the Corporation any such information or secrets he may acquire in relation to the business of the manufacture and sale of nutritional products or natural health products.

3.07 **Inventions and Patents**

In the event the Consultant contributes to any patentable invention as a result of his consultative services to the Corporation hereunder, any such patentable invention shall be the exclusive property of the Corporation and the Corporation shall have the exclusive right to file patent applications in the name of the Corporation in connection therewith and the Consultant shall co-operate with the Corporation and provide all necessary assistance in the filing and prosecution of such patent applications.

3.08 **Copyrights**

The Consultant assigns to the Corporation all copyrights and similar rights in all works created by the Consultant in whole or in part in the course of rendering consultative services hereunder. The Consultant waives all moral rights (as defined in the *Copyright Act* of Canada) in all such works.

ARTICLE 4 - INDEPENDENT CONTRACTORS

4.01 **Consultant not an Employee**

The Consultant is not an employee of the Corporation and shall not be entitled to receive from the Corporation any benefits whatsoever and the Corporation shall not be required to make contributions for unemployment insurance, Canada Pension, workers' compensation and other similar levies in respect of the fee for services to be paid to the Consultant pursuant to Section 2.01.

4.02 **Consultant shall not Contract on behalf of Corporation**

The Consultant shall not, without the prior written consent of the Corporation, enter into any contract or commitment in the name of or on behalf of the Corporation or bind the Corporation in any respect whatsoever.

ARTICLE 5 - TERMINATION

5.01 **Termination by Corporation or Consultant for Cause**

The Corporation or the Consultant may terminate this Agreement at any time in the event of the failure of the other party to comply with any of the provisions hereunder upon

McCarthy Tétrault LLP DMS-OTTAWA #5659204 v. 5

such other party being notified in writing by the party alleging such failure and failing to remedy such failure within two days of receiving such notice.

5.02 **Termination by Corporation or Consultant on Notice**

The Corporation may terminate this Agreement upon the giving of 14 days written notice to the other party. Notwithstanding the foregoing, the Corporation may terminate this Agreement immediately upon paying to the Consultant 14 days fee for services in lieu of such notice, calculated from the date of notice of termination.

5.03 **Termination on Death of Consultant**

This Agreement shall be terminated upon the death of the Consultant.

5.04 **Provisions which Operate Following Termination**

Notwithstanding any termination of this Agreement for any reason whatsoever and with or without cause, the provisions of Sections 3.06, 3.07 and 3.08 and any other provisions of this Agreement necessary to give efficacy thereto shall continue in full force and effect following any such termination.

ARTICLE 6 - INTERPRETATION AND ENFORCEMENT

6.01 **Sections and Headings**

The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

6.02 **Extended Meanings**

In this Agreement words importing the singular number only include the plural and *vice versa*, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and *vice versa*.

6.03 **Benefit of Agreement**

This Agreement shall enure to the benefit of and be binding upon the heirs, executors, administrators and legal personal representatives of the Consultant and the successors and assigns of the Corporation respectively.

McCarthy Tétrault LLP DMS-OTTAWA #5659204 v. 5

6.04 **Entire Agreement**

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, forms, conditions, undertakings or collateral agreements, express implied or statutory between the parties other than as expressly set forth in this Agreement.

6.05 **Amendments and Waivers**

No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by both of the parties hereto. No waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

6.06 **Assignment**

Except as may be expressly provided in this Agreement, neither party hereto may assign his or its rights or obligations under this Agreement without the prior written consent of the other party hereto.

6.07 **Severability**

If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

6.08 **Notices**

Any demand, notice or other communication to be made or given in connection with this Agreement shall be made or given in writing and may be made or given by personal delivery or by registered mail addressed to the recipient as follows:

To the Consultant:

Attention: Marc Babinski

To the Corporation:

c/o NNTN
109 North Post Oak Lane,

McCarthy Tétrault LLP DMS-OTTAWA #5659204 v. 5

Suite 422, Houston TX
USA 77024

Attention: CEO

With a copy to:

McCarthy Tétrault LLP
The Chambers
Suite 1400, 40 Elgin Street
Ottawa, Ontario
Canada K1P 5K6

Attention: Tom Conway

or such other address or individual as may be designated by notice by either party to the other. Any demand, notice or other communication made or given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if made or given by registered mail, on the third day, other than a Saturday, Sunday or statutory holiday in Ontario, following the deposit thereof in the mail. If the party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of the mail, any such demand, notice or other communication shall not be mailed but shall be made or given by personal delivery.

6.09 **Further Assurances**

Each party must from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

6.10 **Governing Law**

6.11 **Attornment**

For the purpose of all legal proceedings this Agreement shall be deemed to have been performed in the Province of Ontario and the courts of the Province of Ontario shall have jurisdiction to entertain any action arising under this Agreement. The Corporation and the Consultant each hereby attorns to the jurisdiction of the courts of the Province of Ontario provided that nothing herein contained shall prevent the Corporation from proceeding at its election against the Consultant in the courts of any other province or country.

6.12 **Copy of Agreement**

The Consultant hereby acknowledges receipt of a copy of this Agreement duly signed by the Corporation.

McCarthy Tétrault LLP DMS-OTTAWA #5659204 v. 5

IN WITNESS WHEREOF the parties have executed this Agreement.

SIGNED, SEALED AND DELIVERED in the presence of:	))))		
Witness	)	Eli Nesrallah	(s)
		Interactive Nutrition International Inc.	
	Per:		
			c/s

McCarthy Tétrault LLP DMS-OTTAWA #5659204 v. 5

TRANSITION SERVICES AGREEMENT

BETWEEN

INTERACTIVE NUTRITION INTERNATIONAL INC.

AND

PAMELA NESRALLAH

MADE AS OF

MAY 25, 2007

McCarthy Tétrault LLP DMS-OTTAWA #5662807 v. 2

TRANSITION SERVICES AGREEMENT

THIS AGREEMENT is made as of May 25, 2007

BETWEEN:

Pamela Nesrallah, of the City of Ottawa in the Province of Ontario (the "Consultant"),

- and -

Interactive Nutrition International Inc., a corporation incorporated under the laws of Canada (the "Corporation").

THIS AGREEMENT WITNESSES that, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE 1 - GENERAL

1.01 Consultant Services

Subject to the terms and conditions hereof, the Corporation shall retain the Consultant to carry out services and the Consultant shall render administrative consultative services to the Corporation and such other consultative services as may from time to time be agreed upon between the parties.

1.02 Term of Agreement

The provision of services by the Consultant to the Corporation hereunder shall commence on May 25, 2007 and shall continue for a period of 24 weeks from such date to terminate on November 25, 2007, subject to earlier termination of this Agreement as set forth in Article Five hereof. The Consultant and Corporation may renew the Agreement in writing on terms to be agreed by the parties.

ARTICLE 2 - REMUNERATION OF CONSULTANT

2.01 Fee for Services

The Corporation shall pay to the Consultant an amount of $7,692.31 every two weeks in arrears for the services provided under this Agreement.

2.02 Expenses

The Corporation shall reimburse the Consultant for all reasonable expenses actually and properly incurred by the Consultant in the performance of the services hereunder provided that such expenses shall not exceed $500 without prior written approval of the Corporation, and shall be paid in accordance with the normal practices of the Corporation in force from time to time.

McCarthy Tétrault LLP DMS-OTTAWA #5662807 v. 2

2.03 **Invoices**

Payment shall be made to the Consultant with respect to the services and expenses referred to in Sections 2.01 and 2.02 within 10 days from receipt by the Corporation of proper invoices and vouchers together with a satisfactory progress report in respect of such services and expenses, all of which shall be submitted by the Consultant to the Corporation on the 15th and last day of each month during the term of this Agreement.

ARTICLE 3 - COVENANTS OF CONSULTANT

3.01 **Services**

The Consultant shall render performance of the services hereunder to the best of the Consultant's ability and in a competent and professional manner.

3.02 **Time of Services**

The Consultant shall devote such of his time and attention to the business of the Corporation as may be agreed to by the Consultant and the Corporation. The time of service to be provided hereunder by the Consultant shall be as agreed to from time to time by the Corporation and the Consultant. Subject to the obligations of the Consultant hereunder, the Consultant shall be free to offer services to any other person except where there may be a conflict of interest with the Corporation.

3.03 **Licences and Permits**

The Consultant shall be responsible for obtaining all necessary licences and permits and for complying with all applicable federal, provincial and municipal laws, codes and regulations in connection with the provision of the services hereunder and the Consultant shall when requested provide the Corporation with adequate evidence of his compliance with this Section 3.03.

3.04 **Rules and Regulations**

The Consultant shall comply, while on the premises used by the Corporation, with all the rules and regulations of the Corporation from time to time in force which are brought to his notice or of which he could reasonably be aware.

3.05 **Insurance**

The Consultant shall pay for and maintain for the benefit of the Consultant and the Corporation, with insurers or through the appropriate government department and in an amount and in a form acceptable to the Corporation, appropriate insurance concerning the operations and liabilities of the Consultant relevant to this Agreement including, without limiting the generality of the foregoing, workers' compensation and unemployment insurance in conformity with applicable statutory requirements in respect of any remuneration payable by the Consultant to any employees of the Consultant and public liability and property damage insurance.

McCarthy Tétrault LLP DMS-OTTAWA #5662807 v. 2

3.06 **Non-disclosure**

The Consultant shall not (either during the term of this Agreement or at any time thereafter) disclose any information relating to the private or confidential affairs of the Corporation or relating to any secrets of the Corporation to any person other than for the Corporation's purposes and shall not (either during the term of this Agreement or at any time thereafter) use for his own purposes or for any purposes other than those of the Corporation any such information or secrets he may acquire in relation to the business of the manufacture and sale of nutritional products or natural health products.

3.07 **Inventions and Patents**

In the event the Consultant contributes to any patentable invention as a result of his consultative services to the Corporation hereunder, any such patentable invention shall be the exclusive property of the Corporation and the Corporation shall have the exclusive right to file patent applications in the name of the Corporation in connection therewith and the Consultant shall co-operate with the Corporation and provide all necessary assistance in the filing and prosecution of such patent applications.

3.08 **Copyrights**

The Consultant assigns to the Corporation all copyrights and similar rights in all works created by the Consultant in whole or in part in the course of rendering consultative services hereunder. The Consultant waives all moral rights (as defined in the *Copyright Act* of Canada) in all such works.

ARTICLE 4 - INDEPENDENT CONTRACTORS

4.01 **Consultant not an Employee**

The Consultant is not an employee of the Corporation and shall not be entitled to receive from the Corporation any benefits whatsoever and the Corporation shall not be required to make contributions for unemployment insurance, Canada Pension, workers' compensation and other similar levies in respect of the fee for services to be paid to the Consultant pursuant to Section 2.01.

4.02 **Consultant shall not Contract on behalf of Corporation**

The Consultant shall not, without the prior written consent of the Corporation, enter into any contract or commitment in the name of or on behalf of the Corporation or bind the Corporation in any respect whatsoever.

ARTICLE 5 - TERMINATION

5.01 **Termination by Corporation or Consultant for Cause**

The Corporation or the Consultant may terminate this Agreement at any time in the event of the failure of the other party to comply with any of the provisions hereunder upon

McCarthy Tétrault LLP DMS-OTTAWA #5662807 v. 2

such other party being notified in writing by the party alleging such failure and failing to remedy such failure within two days of receiving such notice.

5.02 **Termination by Corporation or Consultant on Notice**

The Corporation may terminate this Agreement upon the giving of 14 days written notice to the other party. Notwithstanding the foregoing, the Corporation may terminate this Agreement immediately upon paying to the Consultant 14 days fee for services in lieu of such notice, calculated from the date of notice of termination.

5.03 **Termination on Death of Consultant**

This Agreement shall be terminated upon the death of the Consultant.

5.04 **Provisions which Operate Following Termination**

Notwithstanding any termination of this Agreement for any reason whatsoever and with or without cause, the provisions of Sections 3.06, 3.07 and 3.08 and any other provisions of this Agreement necessary to give efficacy thereto shall continue in full force and effect following any such termination.

ARTICLE 6 - INTERPRETATION AND ENFORCEMENT

6.01 **Sections and Headings**

The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

6.02 **Extended Meanings**

In this Agreement words importing the singular number only include the plural and *vice versa*, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and *vice versa*.

6.03 **Benefit of Agreement**

This Agreement shall enure to the benefit of and be binding upon the heirs, executors, administrators and legal personal representatives of the Consultant and the successors and assigns of the Corporation respectively.

McCarthy Tétrault LLP DMS-OTTAWA #5662807 v. 2

6.04 **Entire Agreement**

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, forms, conditions, undertakings or collateral agreements, express implied or statutory between the parties other than as expressly set forth in this Agreement.

6.05 **Amendments and Waivers**

No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by both of the parties hereto. No waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

6.06 **Assignment**

Except as may be expressly provided in this Agreement, neither party hereto may assign his or its rights or obligations under this Agreement without the prior written consent of the other party hereto.

6.07 **Severability**

If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

6.08 **Notices**

Any demand, notice or other communication to be made or given in connection with this Agreement shall be made or given in writing and may be made or given by personal delivery or by registered mail addressed to the recipient as follows:

To the Consultant:

Attention: Marc Babinski

To the Corporation:

c/o NNTN
109 North Post Oak Lane,

McCarthy Tétrault LLP DMS-OTTAWA #5662807 v. 2

Suite 422, Houston TX
USA 77024

Attention: CEO

With a copy to:

McCarthy Tétrault LLP
The Chambers
Suite 1400, 40 Elgin Street
Ottawa, Ontario
Canada K1P 5K6

Attention: Tom Conway

or such other address or individual as may be designated by notice by either party to the other. Any demand, notice or other communication made or given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if made or given by registered mail, on the third day, other than a Saturday, Sunday or statutory holiday in Ontario, following the deposit thereof in the mail. If the party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of the mail, any such demand, notice or other communication shall not be mailed but shall be made or given by personal delivery.

6.09 **Further Assurances**

Each party must from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

6.10 **Governing Law**

6.11 **Attornment**

For the purpose of all legal proceedings this Agreement shall be deemed to have been performed in the Province of Ontario and the courts of the Province of Ontario shall have jurisdiction to entertain any action arising under this Agreement. The Corporation and the Consultant each hereby attorns to the jurisdiction of the courts of the Province of Ontario provided that nothing herein contained shall prevent the Corporation from proceeding at its election against the Consultant in the courts of any other province or country.

6.12 **Copy of Agreement**

The Consultant hereby acknowledges receipt of a copy of this Agreement duly signed by the Corporation.

McCarthy Tétrault LLP DMS-OTTAWA #5662807 v. 2

IN WITNESS WHEREOF the parties have executed this Agreement.

SIGNED, SEALED AND DELIVERED in the presence of:	)	
	)	
	)	
______________________ Witness	))	______________________ Pamela Nesrallah (s)
		Interactive Nutrition International Inc.
	Per:	______________________
		c/s
		______________________

McCarthy Tétrault LLP DMS-OTTAWA #5662807 v. 2

TRANSITION SERVICES AGREEMENT

BETWEEN

INTERACTIVE NUTRITION INTERNATIONAL INC.

AND

JOSEPH NESRALLAH

MADE AS OF

MAY 25, 2007

McCarthy Tétrault LLP DMS-OTTAWA #5662808 v. 2

TRANSITION SERVICES AGREEMENT

THIS AGREEMENT is made as of May 25, 2007

BETWEEN:

Joseph Nesrallah, of the City of Ottawa in the Province of Ontario (the "Consultant"),

\- and -

Interactive Nutrition International Inc., a corporation incorporated under the laws of Canada (the "Corporation").

THIS AGREEMENT WITNESSES that, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE 1 - GENERAL

1.01 Consultant Services

Subject to the terms and conditions hereof, the Corporation shall retain the Consultant to carry out services and the Consultant shall render quality control consultative services to the Corporation and such other consultative services as may from time to time be agreed upon between the parties.

1.02 Term of Agreement

The provision of services by the Consultant to the Corporation hereunder shall commence on May 25, 2007 and shall continue for a period of 24 weeks from such date to terminate on November 25, 2007, subject to earlier termination of this Agreement as set forth in Article Five hereof. The Consultant and Corporation may renew the Agreement in writing on terms to be agreed by the parties.

ARTICLE 2 - REMUNERATION OF CONSULTANT

2.01 Fee for Services

The Corporation shall pay to the Consultant an amount of $5,769.23 every two weeks in arrears for the services provided under this Agreement.

2.02 Expenses

The Corporation shall reimburse the Consultant for all reasonable expenses actually and properly incurred by the Consultant in the performance of the services hereunder provided that such expenses shall not exceed $500 without prior written approval of the Corporation, and shall be paid in accordance with the normal practices of the Corporation in force from time to time.

McCarthy Tétrault LLP DMS-OTTAWA #5662808 v. 2

2.03 **Invoices**

Payment shall be made to the Consultant with respect to the services and expenses referred to in Sections 2.01 and 2.02 within 10 days from receipt by the Corporation of proper invoices and vouchers together with a satisfactory progress report in respect of such services and expenses, all of which shall be submitted by the Consultant to the Corporation on the 15th and last day of each month during the term of this Agreement.

ARTICLE 3 - COVENANTS OF CONSULTANT

3.01 **Services**

The Consultant shall render performance of the services hereunder to the best of the Consultant's ability and in a competent and professional manner.

3.02 **Time of Services**

The Consultant shall devote such of his time and attention to the business of the Corporation as may be agreed to by the Consultant and the Corporation. The time of service to be provided hereunder by the Consultant shall be as agreed to from time to time by the Corporation and the Consultant. Subject to the obligations of the Consultant hereunder, the Consultant shall be free to offer services to any other person except where there may be a conflict of interest with the Corporation.

3.03 **Licences and Permits**

The Consultant shall be responsible for obtaining all necessary licences and permits and for complying with all applicable federal, provincial and municipal laws, codes and regulations in connection with the provision of the services hereunder and the Consultant shall when requested provide the Corporation with adequate evidence of his compliance with this Section 3.03.

3.04 **Rules and Regulations**

The Consultant shall comply, while on the premises used by the Corporation, with all the rules and regulations of the Corporation from time to time in force which are brought to his notice or of which he could reasonably be aware.

3.05 **Insurance**

The Consultant shall pay for and maintain for the benefit of the Consultant and the Corporation, with insurers or through the appropriate government department and in an amount and in a form acceptable to the Corporation, appropriate insurance concerning the operations and liabilities of the Consultant relevant to this Agreement including, without limiting the generality of the foregoing, workers' compensation and unemployment insurance in conformity with applicable statutory requirements in respect of any remuneration payable by the Consultant to any employees of the Consultant and public liability and property damage insurance.

McCarthy Tétrault LLP DMS-OTTAWA #5662808 v. 2

3.06 Non-disclosure

The Consultant shall not (either during the term of this Agreement or at any time thereafter) disclose any information relating to the private or confidential affairs of the Corporation or relating to any secrets of the Corporation to any person other than for the Corporation's purposes and shall not (either during the term of this Agreement or at any time thereafter) use for his own purposes or for any purposes other than those of the Corporation any such information or secrets he may acquire in relation to the business of the manufacture and sale of nutritional products or natural health products.

3.07 Inventions and Patents

In the event the Consultant contributes to any patentable invention as a result of his consultative services to the Corporation hereunder, any such patentable invention shall be the exclusive property of the Corporation and the Corporation shall have the exclusive right to file patent applications in the name of the Corporation in connection therewith and the Consultant shall co-operate with the Corporation and provide all necessary assistance in the filing and prosecution of such patent applications.

3.08 Copyrights

The Consultant assigns to the Corporation all copyrights and similar rights in all works created by the Consultant in whole or in part in the course of rendering consultative services hereunder. The Consultant waives all moral rights (as defined in the *Copyright Act* of Canada) in all such works.

ARTICLE 4 - INDEPENDENT CONTRACTORS

4.01 Consultant not an Employee

The Consultant is not an employee of the Corporation and shall not be entitled to receive from the Corporation any benefits whatsoever and the Corporation shall not be required to make contributions for unemployment insurance, Canada Pension, workers' compensation and other similar levies in respect of the fee for services to be paid to the Consultant pursuant to Section 2.01.

4.02 Consultant shall not Contract on behalf of Corporation

The Consultant shall not, without the prior written consent of the Corporation, enter into any contract or commitment in the name of or on behalf of the Corporation or bind the Corporation in any respect whatsoever.

ARTICLE 5 - TERMINATION

5.01 Termination by Corporation or Consultant for Cause

The Corporation or the Consultant may terminate this Agreement at any time in the event of the failure of the other party to comply with any of the provisions hereunder upon

McCarthy Tétrault LLP DMS-OTTAWA #5662808 v. 2

such other party being notified in writing by the party alleging such failure and failing to remedy such failure within two days of receiving such notice.

5.02 **Termination by Corporation or Consultant on Notice**

The Corporation may terminate this Agreement upon the giving of 14 days written notice to the other party. Notwithstanding the foregoing, the Corporation may terminate this Agreement immediately upon paying to the Consultant 14 days fee for services in lieu of such notice, calculated from the date of notice of termination.

5.03 **Termination on Death of Consultant**

This Agreement shall be terminated upon the death of the Consultant.

5.04 **Provisions which Operate Following Termination**

Notwithstanding any termination of this Agreement for any reason whatsoever and with or without cause, the provisions of Sections 3.06, 3.07 and 3.08 and any other provisions of this Agreement necessary to give efficacy thereto shall continue in full force and effect following any such termination.

ARTICLE 6 - INTERPRETATION AND ENFORCEMENT

6.01 **Sections and Headings**

The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

6.02 **Extended Meanings**

In this Agreement words importing the singular number only include the plural and *vice versa*, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and *vice versa*.

6.03 **Benefit of Agreement**

This Agreement shall enure to the benefit of and be binding upon the heirs, executors, administrators and legal personal representatives of the Consultant and the successors and assigns of the Corporation respectively.

McCarthy Tétrault LLP DMS-OTTAWA #5662808 v. 2

6.04 **Entire Agreement**

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, forms, conditions, undertakings or collateral agreements, express implied or statutory between the parties other than as expressly set forth in this Agreement.

6.05 **Amendments and Waivers**

No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by both of the parties hereto. No waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

6.06 **Assignment**

Except as may be expressly provided in this Agreement, neither party hereto may assign his or its rights or obligations under this Agreement without the prior written consent of the other party hereto.

6.07 **Severability**

If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

6.08 **Notices**

Any demand, notice or other communication to be made or given in connection with this Agreement shall be made or given in writing and may be made or given by personal delivery or by registered mail addressed to the recipient as follows:

To the Consultant:

Attention: Marc Babinski

To the Corporation:

c/o NNTN
109 North Post Oak Lane,

McCarthy Tétrault LLP DMS-OTTAWA #5662808 v. 2

Suite 422, Houston TX
USA 77024

Attention: CEO

With a copy to:

McCarthy Tétrault LLP
The Chambers
Suite 1400, 40 Elgin Street
Ottawa, Ontario
Canada K1P 5K6

Attention: Tom Conway

or such other address or individual as may be designated by notice by either party to the other. Any demand, notice or other communication made or given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if made or given by registered mail, on the third day, other than a Saturday, Sunday or statutory holiday in Ontario, following the deposit thereof in the mail. If the party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of the mail, any such demand, notice or other communication shall not be mailed but shall be made or given by personal delivery.

6.09 **Further Assurances**

Each party must from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

6.10 **Governing Law**

6.11 **Attornment**

For the purpose of all legal proceedings this Agreement shall be deemed to have been performed in the Province of Ontario and the courts of the Province of Ontario shall have jurisdiction to entertain any action arising under this Agreement. The Corporation and the Consultant each hereby attorns to the jurisdiction of the courts of the Province of Ontario provided that nothing herein contained shall prevent the Corporation from proceeding at its election against the Consultant in the courts of any other province or country.

6.12 **Copy of Agreement**

The Consultant hereby acknowledges receipt of a copy of this Agreement duly signed by the Corporation.

McCarthy Tétrault LLP DMS-OTTAWA #5662808 v. 2

IN WITNESS WHEREOF the parties have executed this Agreement.

SIGNED, SEALED AND DELIVERED in the presence of:	))))		
______________________ Witness	)	______________________ Joseph Nesrallah	(s)
		Interactive Nutrition International Inc.	
	Per:	______________________	
		______________________	c/s

McCarthy Tétrault LLP DMS-OTTAWA #5662808 v. 2